EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Thomasville Bancshares, Inc. (the "Company") on Form 10-QSB the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Stephen H. Cheney, President and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/ Stephen H. Cheney
     --------------------------------------
     Stephen H. Cheney
     President and Chief Executive Officer
     (principal executive and financial officer)

     November 13, 2002